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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported) May 21, 2003
                                           -----------------

                                   Ontro, Inc.
                                   -----------
             (Exact name of registrant as specified in its chapter)

         California                    001-13639                 33-0638356
         ----------                    ---------                 ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation                File Number)           Identification No.)

                   13250 Gregg Street
                        Poway, CA                                   92064
        (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code 858-486-7200
                                                   ------------

                                       n/a
                                       ---
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         n/a

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         n/a

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         n/a

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         n/a

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On May 20, 2003 Mohammed Shafiq Rana was appointed to the Ontro Inc. Board of Directors and to the Insta-Heat Inc. Board of Directors.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

On May 20, 2003 James A. Scudder sent his resignation to Ontro Inc. and Insta-Heat Inc. effective May 21, 2003 at 11:59pm. James A. Scudder resigned as an Officer, President, CEO and as a Director of Ontro Inc. and as an Officer and Director of Insta-Heat Inc.

On May 20, 2003 James L. Berntsen sent his resignation to Ontro Inc. and Insta-Heat Inc. effective May 21, 2003 at 11:59pm. James L. Berntsen resigned as an Officer, and as a Director of Ontro Inc. and as an Officer and Director of Insta-Heat Inc.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         n/a

ITEM 8. CHANGE IN FISCAL YEAR.

         n/a

ITEM 9. REGULATION FD DISCLOSURE.

         n/a

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Ontro, Inc.
                                                     a California corporation

                                                     /s/ James A Scudder
                                                     ---------------------------
                                                     James A. Scudder
Date: May 21, 2003                                   Chief Executive Officer

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